                                                                    EXHIBIT 23.1


The Board of Directors
Pain Therapeutics, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                        /s/ KPMG LLP

San Francisco, California
May 11, 2000